THE  CLOROX  COMPANY

1993  DIRECTORS'  STOCK  OPTION  PLAN



SECTION 1.     INTRODUCTION.

     The Plan was adopted by the Board on July 20, 1993, subject to approval by the Company's stockholders at the annual meeting of stockholders on November 17, 1993. The purpose of the Plan is to promote the long-term success of the Company and to create incremental stockholder value by (a) encouraging the Independent Directors to focus on critical long-range objectives, (b) encouraging the attraction and retention of Independent Directors with exceptional qualifications and (c) linking Independent
Directors directly to stockholder interests through increased stock ownership. The Plan seeks to achieve this purpose by providing for the grant of nonstatutory options to purchase Common Shares.

     The Plan is intended to comply in all respects with Rule 16b-3 (or its successor) under the Exchange Act and shall be construed accordingly.


SECTION 2.     DEFINITIONS.

     (a)     "Board" means the Company's Board of
Directors, as constituted from time to time.

     (b) "Change in Control" means the occurrence of any of the following events:

               (i)     The Company consolidates or merges
with, or sells or otherwise transfers more than 50% of its assets or earning power to, any Person in a transaction or series of transactions which result in the holders of the outstanding common stock of the Company immediately prior to the first such transaction holding (either by such shares remaining outstanding or by being converted into securities of the surviving entity) less than a majority of the shares entitled to vote for the election of directors of the surviving entity outstanding immediately after such merger, consolidation, sale or transfer, or

               (ii)     Any Person becomes the beneficial
owner of more than 30% of the outstanding common shares
(a "30% Beneficial Owner") and a majority of the members of the Board of Directors of the Company are not Continuing
Directors.

               (iii)    For purposes of this definition
of Change in Control:

                        a)  "Beneficial Ownership" shall
be determined in accordance with Rule 13-d-3 under the "Securities Exchange Act of 1934 (the "1934 Act"), but shall not include ownership by any Subsidiary or any employee benefit plan of the Company.

- - 2 -

                        b)  "Continuing Director" shall
mean any member of the Board of Directors of the Company who is not a 30% Beneficial Owner or a representative of a 30% Beneficial Owner and who was either (i) a member of the Board prior to the time that any Person becomes a 30%
Beneficial Owner or (ii) subsequently becomes a member of the Board, if such the Board, if such Person's election to the Board is recommended or approved by a majority of Continuing Directors.

                        c)  "Person" shall mean any
individual, firm, partnership, corporation or other entity, and shall include any successor of such entity and all Affiliates, Associates and Subsidiaries (as those terms are defined in Rule 12b-2 under the 1934 Act) of such Person;
provided, however, that the term "Person" shall not include
H C Investments, Inc., a U.S. affiliate of Henkel KGaA, or any of Henkel KGaA's other Subsidiaries.

     (c) "Code" means the Internal Revenue Code of 1986, as amended.

     (d)    "Committee" means the Employee Benefits and
Management Compensation Committee of the Board, as constituted from time to time.

     (e) "Common Share" means one share of the common stock of the Company.

     (f) "Company" means The Clorox Company, a Delaware corporation.

     (g) "Employee" means an employee (within the meaning of Section 3401(c) of the Code and the regulations thereunder) of the Company or of a Subsidiary of the Company.

     (h) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

     (i)    "Exercise Price" means the amount for which one
Common Share may be purchased upon exercise of an Option, as specified in the applicable Stock Option Agreement.

     (j) "Fair Market Value" means the closing price of a Common Share on the trading day immediately preceding the day in question, as stated in the New York Stock Exchange composite transactions report.

     (k) "Independent Director" means a member of the Board who is not an Employee and was not an Employee who actively performed duties at any time during the twelve months immediately preceding the member's first election to the Board as an Independent Director.

     (l)    "NSO" means a stock option not described in
Section 422 or 423 of the Code.

     (m) "Option" means an NSO granted under the Plan and entitling the holder to purchase Common Shares.

     (n) "Optionee" means an individual who holds an Option.

- - 3 -


     (o)    "Plan" means this 1993 Directors' Stock Option
Plan, as it may be amended from time to time.

     (p)    "Retirement" means termination of Service after
(i) attaining age 70 or (ii) serving as an Independent
Director for not less than five years.

     (q) "Service" means service as a member of the Board as an Independent Director.

     (r) "Stock Option Agreement" means the agreement between the Company and an Optionee that contains the terms, conditions and restrictions pertaining to his or her Option.

     (s) "Subsidiary" means any corporation, if the Company and/or one or more other Subsidiaries own not less than 50 percent of the total combined voting power of all classes of outstanding stock of such corporation. A corporation that attains the status of a Subsidiary on a date after the adoption of the Plan shall be considered a Subsidiary commencing as of such date.

     (t) "Total and Permanent Disability" means that the Optionee is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted, or can be expected to last, for a continuous period of not less than 12 months.


SECTION 3.     ADMINISTRATION.

     (a)     Plan Administrator.  The Plan shall be
administered by the Committee.

     (b) Committee Responsibilities. Subject to the provisions of the Plan, the Committee shall have full authority and discretion to take the following actions:

             (i)     To interpret the Plan and to apply
its provisions;

            (ii)     To adopt, amend or rescind rules,
procedures and forms relating to the Plan;

           (iii)     To authorize any person to execute,
on behalf of the Company, any instrument required to carry out the purposes of the Plan; and

            (iv)     To take any other actions deemed
necessary or advisable for the administration of the Plan.

     All decisions, interpretations and other actions of the Committee shall be final and binding on all Optionees and all other persons deriving their rights from an Optionee. No member of the Committee shall be liable for any action that he or she has taken or has failed to take in good faith with respect to the Plan or any Option.

- - 4 -


SECTION 4.     STOCK SUBJECT TO PLAN.

     (a) Basic Limitation. Common Shares offered under the Plan shall be treasury shares or authorized but unissued shares. The aggregate number of Common Shares issued under the Plan shall not exceed 100,000 Common Shares, subject to adjustment pursuant to Section 7. The number of Common Shares that are subject to Options at any time shall not exceed the number of Common Shares that then remain available for issuance under the Plan. The Company, during the term of the Plan, shall at all times reserve and keep available sufficient Common Shares to satisfy the purposes of the Plan.

     (b) Additional Shares. In the event that any outstanding Option for any reason expires or is canceled or otherwise terminated, the Common Shares allocable to the unexercised portion of such Option shall again be available for the purposes of the Plan.


SECTION 5.     TERMS AND CONDITIONS OF OPTIONS.

     (a)     Stock Option Agreement.  Each grant of an
Option shall be evidenced by a Stock Option Agreement between the Optionee and the Company. Such Option shall be subject to all applicable terms and conditions of the Plan and may be subject to any other terms and conditions that are not inconsistent with the Plan and that the Committee deems appropriate for inclusion in a Stock
Option Agreement.

     (b) Initial Grants. Each Independent Director who serves as a member of the Board on November 17, 1993, shall receive an Option covering 2,000 Common Shares on November 18, 1993. Each Independent Direction who first joins the Board after November 17, 1993, shall receive an Option covering 2,000 Common Shares on the first business day after his or her initial election to the Board. (The number of Common Shares included in an Option shall be subject to adjustment under Section 7.)

     (c) Annual Grants. On the first business day of each of the Company's fiscal years, each Independent
Director shall receive an Option covering 500 Common Shares
(subject to adjustment under Section 7), except that such Option shall not be granted in the calendar year in which the same Independent Director received an Initial Grant
Option described in Subsection (b) above.

     (d)     Exercise Price.  The Exercise Price under each
Option shall be equal to 100 percent of the Fair Market
Value of the Common Shares subject to such Option on the date when such Option is granted. The entire Exercise
Price of Common Shares issued under the Plan shall be payable in cash when such Common Shares are purchased, except as follows:

               (i)     Payment may be made with Common
Shares that have already been owned by the Optionee for more than six months and that are surrendered to the Company in good form for transfer or by foregoing the right to receive Common Shares whose Fair Market Value equals the Exercise Price. Such Common Shares shall be valued at their Fair Market Value on the date when the new Common Shares are purchased under the Plan.

- - 5 -


              (ii)     Payment may be made by the delivery
(on a form prescribed by the Company) of an irrevocable direction to a securities broker approved by the Company to sell Common Shares and to deliver all or part of the sales proceeds to the Company in payment of all or part of the Exercise Price and any withholding taxes.

             (iii)     Payment may be made by the delivery
(on a form prescribed by the Company) of an irrevocable direction to pledge Common Shares to a securities broker or lender approved by the Company as security for a loan and to deliver all or part of the loan proceeds to the Company in payment of all or part of the Exercise Price and any withholding taxes.

     (e) Vesting. Subject to Subsection (j) below, each Option shall become exercisable in two equal annual installments on each of the first two anniversaries of the date of grant. In addition, subject to Subsection (j) below, each Option that has been outstanding for not less than six months shall become exercisable in full in the event that:

              (i)     The Optionee's Service terminates
because of Retirement, death or Total and Permanent
Disability; or

             (ii)     A Change in Control occurs with
respect to the Company.

     (f) Term of Options. Subject to Subsections (g) and (h) below, each Option shall expire on the 10th anniversary of the date when such Option was granted.

     (g)     Termination of Service (Except by Death).
If an Optionee's Service terminates for any reason other than death, then his or her Options shall expire on the earliest of the following occasions:

              (i)     The expiration date determined
pursuant to Subsection (f) above;

             (ii)     The date three months after the
termination of the Optionee's Service for any reason other than Retirement or Total and Permanent Disability.

     The Optionee may exercise all or part of his or her Options at any time before the expiration of such Options under the preceding sentence, but only to the extent that such Options had become exercisable before his or her Service terminated or became exercisable as a result of the termination. The balance of such Options shall lapse when the Optionee's Service terminates. In the event that the Optionee dies after the termination of his or her Service but before the expiration of his or her Options, all or part of such Options may be exercised at any time within 12 months after the date of death by the executors or administrators of the Optionee's estate or by any person who has acquired such Options directly from him or her by bequest, inheritance or beneficiary designation under the Plan, but only to the extent that such Options had become exercisable before his or her Service terminated or became exercisable as a result of the termination.

- - 6 -


     (h) Death of Optionee. If an Optionee dies while he or she is in Service, then his or her Options shall expire on the earlier of the following dates:

              (i)     The expiration date determined pursuant
to Subsection (f) above; or

             (ii)     The date 12 months after his or her
death.

     All or part of the Optionee's Options may be exercised at any time before the expiration of such Options under the preceding sentence by the executors or administrators of his or her estate or by any person who has acquired such Options directly from him or her by bequest, inheritance or beneficiary designation under the Plan.

     (i) Nontransferability. During an Optionee's lifetime, his or her Options shall be exercisable only by him or her and shall be nontransferable. In the event of an Optionee's death, his or her Options shall not be transferable other than by bequest, inheritance or beneficiary designation under the Plan.

     (j) Stockholder Approval. Subsection (e) above notwithstanding, no Option shall be exercisable under any circumstances unless and until the Company's stockholders have approved the Plan.


SECTION 6.     MISCELLANEOUS PROVISIONS.

     (a) No Rights as a Stockholder. An Optionee, or a transferee of an Optionee, shall have no rights as a stockholder with respect to any Common Shares covered by his or her Option until the date of the issuance of a stock certificate for such Common Shares. No adjustment shall be made except as provided in Section 7.

     (b) Restrictions on Issuance of Shares. Common Shares shall not be issued under the Plan unless the issuance and delivery of such Common Shares complies with (or is exempt from) all applicable requirements of law, including (without limitation) the Securities Act of 1933, as amended, the rules and regulations promulgated thereunder, state securities laws and regulations, and the regulations of any stock exchange on which the Company's securities may then be listed. The Company may impose restrictions upon the sale, pledge or other transfer of such Common Shares (including the placement of appropriate legends on stock certificates) if, in the judgment of the Company and its counsel, such restrictions are necessary or desirable in order to achieve compliance with the provisions of the Securities Act of 1933, as amended, the securities laws of any state or any other law.

     (c) Withholding Taxes. The Company's obligation to deliver Common Shares upon the exercise of an Option shall be subject to any applicable tax withholding requirements. To the extent permissible under applicable tax, securities and other laws, the Company may, in its sole discretion, permit the Optionee to satisfy a tax withholding requirement by directing the Company to apply
Common Shares to which the Optionee is entitled as a result of the exercise of an Option to satisfy such requirement.

- - 7 -


     (d) No Retention Rights. No provision of the Plan, nor any Option granted under the Plan, shall be construed as giving any person the right to be elected as, or to be nominated for election as, an Independent Director or to remain an Independent Director.


SECTION 7.     ADJUSTMENT OF SHARES.

     (a) General. In the event of any change in the Common Shares that occurs after the Plan becomes effective by reason of a stock dividend or split, recapitalization, merger, consolidation, combination, exchange of shares, or other similar corporate change, the aggregate number of shares subject to each outstanding Option, and its stated
Option price, shall be adjusted appropriately by the Committee, whose determination shall be conclusive.

     (b) Reorganizations. In the event that the Company is a party to a merger or other reorganization, outstanding Options shall be subject to the agreement of merger or reorganization. Such agreement may provide, without limitation, for the assumption of outstanding Options by the surviving corporation or its parent, for their continuation by the Company (if the Company is a surviving corporation), for accelerated vesting or for settlement in cash.

     (c) Reservation of Rights. Except as provided in this Section 7, an Optionee shall have no rights by reason of any subdivision or consolidation of shares of stock of any class, the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class. Any issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or Exercise Price of Common Shares subject to an Option. The grant of an Option pursuant to the Plan shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure, to merge or consolidate or to dissolve, liquidate, sell or transfer all or any part of its business or assets.


SECTION 8.     DURATION AND AMENDMENTS.

     (a) Term of the Plan. The Plan, as set forth herein, shall become effective on November 17, 1993 if approved by the Company's stockholders. The Plan shall remain in effect until it is terminated under Subsection
(b) below.

     (b) Right to Amend or Terminate the Plan. The Board may amend, suspend or terminate the Plan at any time and for any reason, except that the provisions of the Plan relating to the amount, price and timing of Option grants shall not be amended more than once in any six-month period. Any amendment of the Plan shall be subject to the approval of the Company's stockholders to the extent required by applicable laws, regulations or rules (including, without limitation, Rule 16b-3 under the Exchange Act).

- - 8 -


     (c)     Effect of Amendment or Termination.  No Common
Shares shall be issued or sold under the Plan after the termination thereof, except upon exercise of an Option granted prior to such termination. The termination of the Plan, or any amendment thereof, shall not affect any Option previously granted under the Plan.

EAC/esc
DirStkOp